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                                                                    EXHIBT 23(D)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 14, 1998 included in Affiliated Community Bancorp, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm in this registration statement.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 17, 1998